UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 10, 2015

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Jones Energy, Inc. is filing this Amendment No. 1 (this “Amendment”) on Form 8-K/A solely to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2015 (the “Original Current Report”) in order to provide a complete copy of the Note Purchase Agreement, dated February 10, 2015, by and among Jones Energy Holdings, LLC, Jones Energy Finance Corp., the Guarantors named therein and the purchasers party thereto, as the copy filed as Exhibit 1.2 to the Original Current Report unintentionally omitted Annex B. This Amendment speaks as of the original filing date of the Original Current Report, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Original Current Report.

Item 9.01.             Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
1.2	Note Purchase Agreement, dated February 10, 2015, by and among Jones Energy Holdings, LLC, Jones Energy Finance Corp., the Guarantors named therein and the purchasers party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2015

JONES ENERGY, INC.

	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.2	Note Purchase Agreement, dated February 10, 2015, by and among Jones Energy Holdings, LLC, Jones Energy Finance Corp., the Guarantors named therein and the purchasers party thereto.